As filed with the U.S. Securities and Exchange Commission on August 17, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23376

Pacific Global ETF Trust

(Exact name of registrant as specified in charter)

840 Newport Center Drive, 7th Floor

Newport Beach, California 92660
(Address of principal executive offices) (Zip code)

Corporation Service Company

251 Little Falls Drive

Wilmington, DE 19808
(Name and address of agent for service)

(949) 219-3391

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

ANNUAL REPORT

June 30, 2021

Pacific Global Focused High Yield ETF - FJNK

Pacific Global Senior Loan ETF - FLRT

PACIFIC GLOBAL ETFs

TABLE OF CONTENTS

Letter to Shareholders	A-1
Performance Summary	A-2
Portfolios of Investments	B-1
Statements of Assets and Liabilities	C-1
Statements of Operations	C-2
Statements of Changes in Net Assets	C-3
Financial Highlights	C-4
Notes to Financial Statements	D-1
Report of Independent Registered Public Accounting Firm	E-1
Trustees and Officers	F-1
Statement Regarding the Funds' Liquidity Risk Program	F-3
Expense Examples	F-4
Federal Tax Information	F-5
Additional Information	F-6

LETTER TO SHAREHOLDERS—PACIFIC GLOBAL ETFs

Dear Shareholders:

We are pleased to share with you the Pacific Global ETF Trust's Annual Report for the fiscal year ended June 30, 2021, including performance data, management's discussion of fund performance and a complete list of investments. The past year has been unprecedented for many reasons, but the Pacific Global ETFs continue to deliver diversified income for investors over a spectrum of investment horizons.

Pacific Global Advisors LLC (the "Adviser") continues to rely upon its affiliate, Pacific Asset Management LLC, to serve as sub-adviser to Pacific Global Focused High Yield ETF ("FJNK") and Pacific Global Senior Loan ETF ("FLRT" and with FJNK, the "Funds"). Under the Adviser's supervision, Pacific Asset Management is responsible for the day-to-day management of the Funds. Pacific Asset Management has prepared a discussion regarding the performance of the Funds, including commentary discussing positive and negative factors affecting their performance over the past 12 months. We appreciate your confidence in Pacific Global ETFs.

Sincerely,
J. G. Lallande, CEO
Pacific Global ETF Trust

Market Summary

The 12-month period ended June 30, 2021 (the "Reporting Period") proved to be highly volatile for credit investors. Global risk assets posted gains during the second half of 2020 and into 2021, rising in the face of a continuing pandemic, a disruptive presidential election cycle, and other geopolitical tensions.

Bank Loan Market

Over the last 12 months (ending 6/30/2021) the bank loan market (as measured by the S&P/LSTA US Leveraged Loan 100 Index) has experienced one of its robust and quickest rebounds. The market experienced a sharp sell-off in March 2020 related to the proliferation of COVID-19 and the shuttering off the economy. The strain on corporations was widespread and immediate as consumer support waned.

Markets reacted positively to immense fiscal and monetary stimulus quickly resulting in higher asset prices within the loan market. On a one-year basis, the S&P/LSTA US Leveraged Loan 100 Index returned 9.37%. This return was largely led by lower credit quality, distressed loans (those trading less than $80), and smaller facility sized loans. Fundamentally, the market has regained its footing as companies have created large cash runways through increased debt issuance at historically low rates. A downstream effect of positive corporate fundamentals is a lower default rate. One year ago, the asset class default rate was at a 5 year high of near 4%. Current default rates for the loan asset class is below 1.5% (long term historical average is 3.6%). Technicals and relative value are also in support of the asset class with near record levels of collateralized loan obligation origination and retail inflows (on the fear of a future rise in interest rates).

FJNK

During the Reporting Period, the FJNK posted cumulative total returns of 14.90% based on market price and net asset value ("NAV"). In comparison the Bloomberg Barclays U.S. High Yield Very Liquid Index, FJNK's benchmark, posted a 14.12% return for the same Period.

FJNK seeks to provide income and long-term capital growth by investing in a focused portfolio of liquid, high-yield debt securities. Using a structured, actively managed approach, the fund is designed to outperform its benchmark while providing ample liquidity to investors.

The primary drivers of FJNK's outperformance included the fund's credit-quality allocations and security selection. FJNK's overweight exposure to specific CCC rated securities served as a contributor during the period. Credit ratings represent a measure of the quality of underlying securities in the Fund based on the evaluations from third-party vendors. CCC is a rating on a scale that ranges from AAA (the highest rating) to D (the lowest rating), any rating BB or lower is considered to be of a low credit quality. Further, exposures to certain machine rental, home construction, and transportation bonds added to performance on the back of the economic recovery. Exposure to certain media and manufacturing credits detracted from performance over the period.

FLRT

During the 12-month Period, FLRT posted cumulative total returns of 8.48% based on market price and 8.63% based on net asset value (NAV). In comparison, the S&P/LSTA US Leveraged Loan 100 Index, FLRT's benchmark, posted a 9.37% total return for the same Period.

During the Period, FLRT performed in-line with the benchmark after fees. Therefore, performance contributors and detractors were relatively balanced during the Reporting Period. Contributors to FLRT's performance included its credit-quality allocations and an underweight to the underperforming energy sector. FLRT's underweight exposure to BB and CCC rated loans and overweight exposure to B rated loans served as a contributor. Conversely, FLRT's exposure to certain leisure and gaming/casino bonds served as a detractor from performance during the Reporting Period.

PACIFIC GLOBAL ETFs
PERFORMANCE SUMMARY
June 30, 2021 (Unaudited)

  Average Annual Total Returns for Periods Ended June 30, 2021

	One Year	Since Inception(1)
Pacific Global Focused High Yield ETF—NAV	14.90%	5.83%
Pacific Global Focused High Yield ETF—Market	14.90%	6.01%
Bloomberg Barclays U.S. High Yield Very Liquid Index	14.12%	6.71%

  Average Annual Total Returns for Periods Ended June 30, 2021

	One Year	Three Years	Five Years	Since Inception(2)(3)
Pacific Global Senior Loan ETF—NAV	8.63%	3.94%	3.79%	3.31%
Pacific Global Senior Loan ETF—Market	8.48%	3.87%	4.00%	3.32%
S&P/LSTA U.S. Leveraged Loan 100 Index	9.37%	4.30%	4.67%	3.82%
S&P 500 Index	40.79%	18.67%	17.65%	14.14%

(1) Commencement of operations on October 23, 2019.

(2) Commencement of operations on February 18, 2015.

(3) Pacific Global Senior Loan ETF is the successor in interest to AdvisorShares Pacific Asset Enhanced Floating Rate ETF (the "Predecessor Fund"), which was advised by AdvisorShares Investment, LLC. Performance prior to December 27, 2019 reflects that of the Predecessor Fund.

The Pacific Global Focus High Yield ETF and Pacific Global Senior Loan ETF pay the advisor a unitary fee of 0.39% and 0.68% of average daily net assets, respectively. See Note 1 in the Notes to Financial Statements for more information.

PACIFIC GLOBAL ETFs
PERFORMANCE SUMMARY
June 30, 2021 (Unaudited)

NAV—Net Asset Value Per Share: the NAV return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with U.S. GAAP.

Market—Market Price: the market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on NYSE Arca and does not represent the returns an investor would receive if the shares were traded at other times.

Benchmark index performance is from inception date of the Fund only and is not the inception date of the benchmark index itself.

The expense ratios of the Funds are set forth in the most recently filed Prospectus for each Fund and may differ from the expense ratios disclosed in the Financial Highlights included in this report. See the Financial Highlights for most current expense ratio.

The Bloomberg Barclays U.S. High Yield Very Liquid Index includes publicly issued US dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody's, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody's and S&P was used), and have $600 million or more of outstanding face value.

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to track the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks.

The volatility of the index may be materially different from that of the Fund. You cannot invest directly in an index. Index results assume the re-investment of all dividends and capital gains, but do not reflect operating expenses such as transaction costs and invest investment advisory fees. In addition, the Funds' holdings will differ significantly from the securities that comprise the indices.

The shares of a Fund may trade above or below their net asset value. The net asset value of a Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value of the same shares.

Pacific Global Focused High Yield ETF is a diversified fund of the Trust. The investment objective of FJNK is to seek income and long-term growth of capital. The inception date was October 23, 2019.

Pacific Global Senior Loan ETF is a diversified fund of the Trust. The investment objective of FLRT seeks to provide a high level of current income. The inception date was February 18, 2015.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. For most recent month end performance visit www.pacificglobaletfs.com.

PACIFIC GLOBAL ETFs

PACIFIC GLOBAL FOCUSED HIGH YIELD ETF

Portfolio of Investments

June 30, 2021

Security Description	Principal Amount	Fair Value
CORPORATE BONDS - 81.1%
Communications - 15.1%
CenturyLink, Inc. 7.50%, 04/01/2024	$500,000	$561,875
CommScope Technologies LLC 6.00%, 06/15/2025 (a)	410,000	419,225
CSC Holdings LLC 5.38%, 02/01/2028 (a)	275,000	291,178
CSC Holdings LLC 6.50%, 02/01/2029 (a)	500,000	554,430
Diamond Sports Group LLC / Diamond Sports Finance Co. 12.75%, 12/01/2026 (a)	245,000	189,875
iHeartCommunications, Inc. 8.38%, 05/01/2027	200,000	214,502
LogMeIn, Inc. 5.50%, 09/01/2027 (a)	300,000	311,115
Netflix, Inc. 4.88%, 06/15/2030 (a)	325,000	387,458
Outfront Media, Inc. 5.00%, 08/15/2027 (a)	325,000	336,984
Sprint Corp. 7.88%, 09/15/2023	250,000	284,332
Uber Technologies, Inc. 8.00%, 11/01/2026 (a)	300,000	324,108
		3,875,082
Consumer, Cyclical - 15.6%
Aramark Services, Inc. 5.00%, 02/01/2028 (a)	275,000	287,719
Beazer Homes USA, Inc. 7.25%, 10/15/2029	250,000	278,480
Caesars Resort Collection LLC 5.25%, 10/15/2025 (a)	400,000	406,178
Cedar Fair LP 5.25%, 07/15/2029	500,000	516,095
Core & Main LP 6.125%, 08/15/2025 (a)	275,000	281,471
Ford Motor Co. 4.35%, 12/08/2026	250,000	268,128
Ford Motor Co. 7.45%, 07/16/2031	425,000	559,406
Golden Nugget, Inc. 6.75%, 10/15/2024 (a)	325,000	328,728
MajorDrive Holdings IV LLC 6.38%, 06/01/2029 (a)	250,000	249,688
Scientific Games International, Inc. 8.25%, 03/15/2026 (a)	250,000	268,432
SeaWorld Parks & Entertainment, Inc. 9.50%, 08/01/2025 (a)	250,000	268,441
Tesla, Inc. 5.30%, 08/15/2025 (a)	275,000	284,595
		3,997,361
Consumer, Non-cyclical - 16.2%
Ahern Rentals, Inc. 7.38%, 05/15/2023 (a)	400,000	362,564
Albertsons LLC 5.88%, 02/15/2028 (a)	325,000	350,678
Allied Universal Holdco LLC 9.75%, 07/15/2027 (a)	350,000	385,875
Bausch Health Americas, Inc. 8.50%, 01/31/2027 (a)	325,000	354,052
Charles River Laboratories International, Inc. 4.25%, 05/01/2028 (a)	275,000	284,713
Security Description	Principal Amount	Fair Value
CHS/Community Health Systems, Inc. 6.63%, 02/15/2025 (a)	$375,000	$397,028
JBS Investments II GMBH 7.00%, 01/15/2026 (a)	275,000	292,258
JBS Investments II GMBH 5.75%, 01/15/2028 (a)	275,000	295,410
Kraft Heinz Foods Co. 4.25%, 03/01/2031	350,000	398,403
Prime Security Services Borrower LLC 5.75%, 04/15/2026 (a)	275,000	304,508
RegionalCare Hospital Partners Holdings, Inc. 9.75%, 12/01/2026 (a)	200,000	215,845
Tenet Healthcare Corp. 6.75%, 06/15/2023	450,000	491,625
		4,132,959
Energy - 14.3%
Antero Resources Corp. 5.38%, 03/01/2030 (a)	350,000	357,658
Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/2027	300,000	349,659
Chesapeake Energy Corp. 5.88%, 02/01/2029 (a)	275,000	298,031
Endeavor Energy Resources LP / EER Finance, Inc. 5.75%, 01/30/2028 (a)	350,000	373,128
EnLink Midstream Partners LP 4.15%, 06/01/2025	425,000	445,651
Genesis Energy LP / Genesis Energy Finance Corp. 7.75%, 02/01/2028	275,000	283,624
Occidental Petroleum Corp. 2.90%, 08/15/2024	400,000	409,500
SM Energy Co. 6.50%, 07/15/2028	250,000	257,193
Southwestern Energy Co. 6.20%, 01/23/2025	175,000	194,086
Targa Resources Partners Corp. 5.88%, 04/15/2026	450,000	473,879
USA Compression Partners LP 6.88%, 09/01/2027	200,000	214,056
		3,656,465
Financial - 6.9%
Ally Financial, Inc. 5.75%, 11/20/2025	500,000	574,817
Iron Mountain, Inc. 5.25%, 03/15/2028 (a)	400,000	419,420
OneMain Finance Corp. 6.13%, 03/15/2024	400,000	431,000
OneMain Finance Corp. 7.13%, 03/15/2026	300,000	349,788
		1,775,025
Industrial - 10.5%
Berry Global, Inc. 4.50%, 02/15/2026 (a)	240,000	245,729
Cargo Aircraft Management, Inc. 4.75%, 02/01/2028 (a)	250,000	255,760
Gates Global LLC / Gates Corp. 6.25%, 01/15/2026 (a)	250,000	262,722
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024 (a)	200,000	202,250
Mauser Packaging Solutions Holding Co. 7.25%, 04/15/2025 (a)	275,000	270,050
Standard Industries, Inc. 4.75%, 01/15/2028 (a)	375,000	392,981

See Notes to Financial Statements

PACIFIC GLOBAL ETFs

PACIFIC GLOBAL FOCUSED HIGH YIELD ETF

Portfolio of Investments (Continued)

June 30, 2021

Security Description	Principal Amount	Fair Value
TransDigm, Inc. 6.25%, 03/15/2026 (a)	$500,000	$528,125
TransDigm, Inc. 6.38%, 06/15/2026	250,000	259,305
Vertical US Newco, Inc. 5.25%, 07/15/2027 (a)	250,000	263,750
		2,680,672
Utilities - 2.5%
Talen Energy Supply LLC 7.25%, 05/15/2027 (a)	275,000	256,953
Vistra Operations Co. LLC 5.63%, 02/15/2027 (a)	375,000	389,531
		646,484
Total Corporate Bonds (Cost $20,152,308)		20,764,048
FOREIGN BONDS - 13.0%
Basic Materials - 1.2%
Alcoa Nederland Holding BV 5.50%, 12/15/2027 (a)	275,000	298,664
Communications - 2.1%
Altice France SA 7.38%, 05/01/2026 (a)	200,000	208,236
Virgin Media Secured Finance Plc 5.50%, 08/15/2026 (a)	325,000	336,213
		544,449
Consumer, Cyclical - 3.2%
1011778 BC ULC / New Red Finance, Inc. 4.38%, 01/15/2028 (a)	250,000	253,787
Panther Finance Co., Inc. 6.25%, 05/15/2026 (a)	291,000	310,279
Viking Cruises Ltd. 5.88%, 09/15/2027 (a)	250,000	247,362
		811,428
Consumer, Non-cyclical - 1.8%
Bausch Health Cos., Inc. 6.13%, 04/15/2025 (a)	461,000	473,101
Financial - 1.2%
Barclays Plc 5.20%, 05/12/2026	275,000	314,810
Industrial - 3.5%
Ardagh Packaging Finance Plc 5.25%, 08/15/2027 (a)	275,000	280,866
Bombardier, Inc. 7.50%, 03/15/2025 (a)	275,000	283,422
Titan Acquisition Ltd. / Titan Co-Borrower LLC 7.75%, 04/15/2026 (a)	300,000	311,724
		876,012
Total Foreign Bonds (Cost $3,258,465)		3,318,464
Security Description	Shares	Fair Value
SHORT TERM INVESTMENTS - 4.4%
First American Treasury Obligations Fund - Class X, 0.01% (b)	1,124,921	$1,124,921
Total Short Term Investments (Cost $1,124,921)		1,124,921
TOTAL INVESTMENTS - 98.5% (Cost $24,535,694)		25,207,433
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5%		382,370
TOTAL NET ASSETS - 100.0%		$25,589,803

(a)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)  Seven-day yield as of June 30, 2021

Glossary:

Ltd. - Private Limited Company

Plc - Public Limited Company

LP - Limited Partnership

See Notes to Financial Statements

PACIFIC GLOBAL ETFs

PACIFIC GLOBAL FOCUSED HIGH YIELD ETF

Portfolio Allocations

June 30, 2021

Asset Type Allocation
Corporate Bonds	81.1%
Foreign Bonds	13.0%
Short Term Investments	4.4%
Total Investments	98.5%
Other Assets in Excess of Liabilities	1.5%
Net Assets	100.0%
Sector Allocation
Consumer, Cyclical	18.8%
Consumer, Non-cyclical	18.0%
Communications	17.2%
Energy	14.3%
Industrial	14.0%
Financial	8.1%
Short Term Investments	4.4%
Utilities	2.5%
Basic Materials	1.2%
Total Investments	98.5%
Other Assets in Excess of Liabilities	1.5%
Net Assets	100.0%

Percentages indicated are based upon net assets.

Refer to the Fund's Portfolio of Investment in this annual report for a detailed listing of the Fund's holdings.

See Notes to Financial Statements

PACIFIC GLOBAL ETFs

PACIFIC GLOBAL SENIOR LOAN ETF

Portfolio of Investments

June 30, 2021

Security Description	Principal Amount	Fair Value
BANK LOANS - 82.9%
Basic Materials - 3.7%
Diamond BC BV 3.19% (3 Month LIBOR USD + 3.00%), 09/06/2024 (a)	$246,803	$245,850
Starfruit US Holdco 2.85% (1 Month LIBOR USD + 2.75%), 10/01/2025 (a)	399,174	396,763
5.00% (Prime + 1.75%), 10/01/2025 (a)	61,926	61,552
Solenis International LP 4.14% (3 Months LIBOR USD + 4.00%), 06/26/2025 (a)	241,667	241,925
US Silica Co. 5.00% (1 Month LIBOR USD + 4.00%), 05/01/2025 (a)	248,704	238,446
		1,184,536
Communications - 11.7%
Arches Buyer, Inc. 3.75% (1 Month LIBOR USD + 3.25%), 12/06/2027 (a)	498,747	498,158
Charter Communications Operating LLC 1.86% (1 Month LIBOR USD + 1.75%), 02/01/2027 (a)	490,003	486,838
Clear Channel Outdoor Holdings, Inc. 3.69% (1 Month LIBOR USD + 3.50%), 08/21/2026 (a)	246,859	241,305
CSC Holdings LLC 2.32% (1 Month LIBOR USD + 2.25%), 07/17/2025 (a)	487,310	481,767
Intelsat Jackson Holdings SA 8.00% (Prime Rate + 4.75%), 11/27/2023 (a)	500,000	509,168
Level 3 Parent LLC 1.85% (1 Month LIBOR USD + 1.75%), 03/01/2027 (a)	337,328	332,531
SBA Senior Finance II LLC 1.86% (1 Month LIBOR USD + 1.75%), 04/11/2025 (a)	475,300	471,835
Uber Technologies, Inc. 3.60% (1 Month LIBOR USD + 3.50%), 02/25/2027 (a)	476,250	476,919
Zayo Group Holdings, Inc. 3.10% (1 Month LIBOR USD + 3.00%), 03/09/2027 (a)	222,697	220,627
		3,719,148
Consumer, Cyclical - 18.7%
1011778 BC ULC 1.85% (1 Month LIBOR USD + 1.75%), 11/19/2026 (a)	329,132	325,172
American Airlines, Inc. 5.50% (3 Month LIBOR USD + 4.75%), 04/20/2028 (a)	500,000	521,908
Bombardier Recreational Products, Inc. 2.10% (1 Month LIBOR USD + 2.00%), 05/24/2027 (a)	239,526	237,056
Caesars Resort Collection LLC 2.85% (1 Month LIBOR USD + 2.75%), 12/23/2024 (a)	482,500	478,946
ClubCorp Holdings, Inc. 2.90% (3 Month LIBOR USD + 2.75%), 09/18/2024 (a)	482,500	464,652
HD Supply Waterworks 3.75% (1 Month LIBOR USD + 2.75%), 08/01/2024 (a)	300,472	300,754
3.75% (3 Month LIBOR USD + 2.75%), 08/01/2024 (a)	198,236	198,423
Security Description	Principal Amount	Fair Value
Diamond Resorts International, Inc. 4.75% (1 Month LIBOR USD + 3.75%), 09/01/2023 (a)	$497,429	$498,051
Formula One Management Ltd. 3.50% (1 Month LIBOR USD + 2.50%), 02/01/2024 (a)	500,000	498,555
Hilton Worldwide Finance LLC 1.84% (1 Month LIBOR USD + 1.75%), 06/22/2026 (a)	461,991	458,773
Mileage Plus Holdings LLC 6.25%, 07/30/2027 (a) (b)	500,000	534,660
Navistar, Inc. 3.60% (1 Month LIBOR USD + 3.50%), 11/06/2024 (a)	241,875	242,359
Playa Resorts Holding BV 3.75% (1 Month LIBOR USD + 2.75%), 04/29/2024 (a)	227,966	219,489
Scientific Games International, Inc. 2.85% (1 Month LIBOR USD + 2.75%), 08/14/2024 (a)	486,181	483,278
SeaWorld Parks & Entertainment, Inc. 3.75% (1 Month LIBOR USD + 3.00%), 04/01/2024 (a)	491,026	488,264
		5,950,340
Consumer, Non-cyclical - 9.5%
Alphabet Holding Co., Inc. 3.60% (1 Month LIBOR USD + 3.50%), 09/26/2024 (a)	497,416	497,433
Avantor, Inc. 3.00% (1 Month LIBOR USD + 2.00%), 11/21/2024 (a)	45,733	45,838
Bausch Health Americas, Inc. 3.10% (1 Month LIBOR USD + 3.00%), 06/02/2025 (a)	361,401	360,250
Da Vinci Purchaser Holdings LP 5.00% (6 Months LIBOR USD + 4.00%), 01/08/2027 (a)	496,241	498,489
Prestige Brands, Inc. 2.09% (1 Month LIBOR USD + 2.00%), 01/26/2024 (a)	190,021	190,333
Sunshine Luxembourg VII Sarl 4.50% (3 Month LIBOR USD + 3.75%), 10/01/2026 (a)	496,244	498,693
US Foods, Inc. 1.84% (1 Month LIBOR USD + 1.75%), 06/27/2023 (a)	436,548	432,940
Verscend Holding Corp. 4.10% (1 Month LIBOR USD + 4.00%), 08/27/2025 (a)	500,000	501,965
		3,025,941
Energy - 1.5%
Arch Coal, Inc. 3.75% (1 Month LIBOR USD + 2.75%), 03/07/2024 (a)	239,975	225,177
Traverse Midstream Partners LLC 6.50% (1 Month LIBOR USD + 5.50%), 09/27/2024 (a)	243,508	245,031
		470,208
Financial - 4.1%
Avolon TLB Borrower 1 US LLC 2.50% (1 Month LIBOR USD + 1.75%), 01/15/2025 (a)	175,812	175,629
Deerfield Dakota Holding LLC 4.75% (1 Month LIBOR USD + 3.75%), 04/09/2027 (a)	495,000	498,005

See Notes to Financial Statements

PACIFIC GLOBAL ETFs

PACIFIC GLOBAL SENIOR LOAN ETF

Portfolio of Investments (Continued)

June 30, 2021

Security Description	Principal Amount	Fair Value
HUB International Ltd. 2.93% (3 Month LIBOR USD + 2.75%), 04/25/2025 (a)	$242,500	$240,097
USI, Inc. 3.15% (3 Month LIBOR USD + 3.00%), 05/16/2024 (a)	385,000	381,872
		1,295,603
Industrial - 21.3%
Apex Tool Group LLC 6.50% (1 Month LIBOR USD + 5.25%), 08/01/2024 (a)	437,209	439,607
Brand Industrial Services, Inc. 5.25% (3 Month LIBOR USD + 4.25%), 06/21/2024 (a)	486,076	478,860
Dynasty Acquisition Co., Inc. 3.70% (3 Month LIBOR USD + 3.50%), 04/06/2026 (a)	319,484	311,697
Gardner Denver, Inc. 2.85% (1 Month LIBOR USD + 2.75%), 03/01/2027 (a)	495,000	495,257
Gates Global LLC 3.50% (1 Month LIBOR USD + 2.75%), 03/31/2027 (a)	236,509	236,304
GFL Environmental, Inc. 3.50% (3 Month LIBOR USD + 3.00%), 05/30/2025 (a)	251,872	252,309
Graham Packaging Co., Inc. 3.75% (1 Month LIBOR USD + 3.00%), 08/04/2027 (a)	488,606	488,745
Kloeckner Pentaplast of America, Inc. 5.25% (3 Month LIBOR USD + 4.75%), 02/12/2026 (a)	498,750	502,491
Madison IAQ LLC 3.75%, 06/16/2028 (a) (b)	500,000	500,860
Plastipak Holdings, Inc. 2.61% (1 Month LIBOR USD + 2.50%), 10/15/2024 (a)	223,717	223,257
Pregis TopCo LLC 4.10% (1 Month LIBOR USD + 4.00%), 07/31/2026 (a)	497,475	497,972
Proampac PG Borrower LLC 4.50% (1 Month LIBOR USD + 3.75%), 11/03/2025 (a)	132,608	132,724
4.50% (2 Months LIBOR USD + 3.75%), 11/03/2025 (a)	236,049	236,255
4.50% (3 Months LIBOR USD + 3.75%), 11/03/2025 (a)	111,390	111,488
Quikrete Holdings, Inc. 2.60% (1 Month LIBOR USD + 2.50%), 02/01/2027 (a)	484,219	480,587
RBS Global, Inc. 1.85% (1 Month LIBOR USD + 1.75%), 08/21/2024 (a)	162,285	162,357
Reynolds Group Holdings, Inc. 2.85% (1 Month LIBOR USD + 2.75%), 02/06/2023 (a)	164,135	163,956
Standard Aero Ltd. 3.70% (3 Month LIBOR USD + 3.50%), 04/06/2026 (a)	171,766	167,579
Titan Acquisition Ltd. 3.17% (6 Month LIBOR USD + 3.00%), 03/28/2025 (a)	486,180	478,758
TransDigm, Inc. 2.35% (1 Month LIBOR USD + 2.25%), 12/09/2025 (a)	418,475	412,775
		6,773,838
Security Description	Principal Amount	Fair Value
Technology - 12.4%
Applied Systems, Inc. 3.75% (3 Months LIBOR USD + 3.25%), 09/19/2024 (a)	$244,676	$244,463
5.50% (Prime + 2.25%), 09/19/2024 (a)	539	539
athenahealth, Inc. 4.41% (3 Month LIBOR USD + 4.25%), 02/11/2026 (a)	498,750	500,777
CCC Information Services, Inc. 4.00% (1 Month LIBOR USD + 3.00%), 04/29/2024 (a)	236,907	237,165
Dun & Bradstreet Corp. 3.35% (1 Month LIBOR USD + 3.25%), 02/06/2026 (a)	493,769	491,994
Epicor Software Corp. 4.00% (1 Month LIBOR USD + 3.25%), 07/30/2027 (a)	496,250	496,297
Finastra USA, Inc. 4.50% (6 Month LIBOR USD + 3.50%), 06/13/2024 (a)	247,293	243,809
McAfee LLC 3.85% (1 Month LIBOR USD + 3.75%), 09/30/2024 (a)	214,334	214,616
ON Semiconductor Corp. 2.10% (1 Month LIBOR USD + 2.00%), 09/18/2026 (a)	175,229	174,764
Sophia LP 3.90% (3 Month LIBOR USD + 3.75%), 10/07/2027 (a)	497,500	498,537
Tempo Acquisition LLC 3.35% (1 Month LIBOR USD + 3.25%), 11/02/2026 (a)	432,410	433,491
Ultimate Software Group, Inc. 3.85% (1 Month LIBOR USD + 3.75%), 05/04/2026 (a)	246,859	247,322
Western Digital Corp. 1.84% (1 Month LIBOR USD + 1.75%), 04/28/2023 (a)	145,784	145,953
		3,929,727
Total Bank Loans (Cost $26,321,118)		26,349,341
CORPORATE BONDS - 14.2%
Communications - 0.8%
Sprint Communications, Inc. 6.00%, 11/15/2022	250,000	265,000
Consumer, Cyclical - 7.3%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028 (c)	250,000	256,526
Cedar Fair LP 5.38%, 04/15/2027	500,000	515,743
Golden Nugget, Inc. 6.75%, 10/15/2024 (c)	250,000	252,867
MajorDrive Holdings IV LLC 6.38%, 06/01/2029 (c)	250,000	249,688
Scientific Games International, Inc. 5.000%, 10/15/2025 (c)	250,000	258,789
Six Flags Entertainment Corp. 5.50%, 04/15/2027 (c)	500,000	517,145
Viking Cruises Ltd. 7.00%, 02/15/2029 (c)	250,000	260,835
		2,311,593

See Notes to Financial Statements

PACIFIC GLOBAL ETFs

PACIFIC GLOBAL SENIOR LOAN ETF

Portfolio of Investments (Continued)

June 30, 2021

Security Description	Principal Amount	Fair Value
Consumer, Non-cyclical - 2.6%
Ahern Rentals, Inc. 7.38%, 05/15/2023 (c)	$250,000	$226,603
Allied Universal Holdco LLC 9.75%, 07/15/2027 (c)	250,000	275,625
JBS USA LUX SA/JBS USA Finance, Inc. 6.75%, 02/15/2028 (c)	250,000	275,000
Teva Pharmaceutical Finance Netherlands III BV 2.20%, 07/21/2021	65,000	64,778
		842,006
Energy - 0.9%
Range Resources Corp. 9.25%, 02/01/2026	250,000	276,062
Financial - 0.9%
Ally Financial, Inc. 5.75%, 11/20/2025	250,000	287,408
Industrial - 1.7%
Sensata Technologies BV 5.63%, 11/01/2024 (c)	250,000	278,591
TransDigm, Inc. 5.50%, 11/15/2027	250,000	260,938
		539,529
Total Corporate Bonds (Cost $4,465,364)		4,521,598
Security Description	Shares	Fair Value
CLOSED-END FUNDS - 0.1%
Eagle Point Credit Co., Inc.	1,905	$25,813
Total Closed-End Funds (Cost $28,529)		25,813
SHORT TERM INVESTMENTS - 3.7%
First American Treasury Obligations Fund - Class X, 0.01% (d)	1,168,783	1,168,783
Total Short Term Investments (Cost $1,168,783)		1,168,783
TOTAL INVESTMENTS - 100.9% (Cost $31,983,794)		32,065,535
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9%)		(277,345)
TOTAL NET ASSETS - 100.0%		$31,788,190

(a)  Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2021.

(b)  The loan will settle after June 30, 2021 at which time the interest rate terms will be determined.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(d)  Seven-day yield as of June 30, 2021.

Glossary:

Ltd. - Private Limited Company

Plc - Public Limited Company

LP - Limited Partnership

LIBOR - London Interbank Offered Rate

USD - United States Dollar

See Notes to Financial Statements

PACIFIC GLOBAL ETFs

PACIFIC GLOBAL SENIOR LOAN ETF

Portfolio Allocations

June 30, 2021

Asset Type Allocation
Bank Loans	82.9%
Corporate Bonds	14.2%
Short Term Investments	3.7%
Closed-End Funds	0.1%
Total Investments	100.9%
Other Assets in Excess of Liabilities	(0.9)%
Net Assets	100.0%
Sector Allocation
Consumer, Cyclical	26.0%
Industrial	23.0%
Communications	12.5%
Technology	12.4%
Consumer, Non-cyclical	12.1%
Financial	5.0%
Short Term Investments	3.7%
Basic Materials	3.7%
Energy	2.4%
Closed-End Funds	0.1%
Total Investments	100.9%
Other Assets in Excess of Liabilities	(0.9)%
Net Assets	100.0%

Percentages indicated are based upon net assets.

Refer to the Fund's Portfolio of Investment in this annual report for a detailed listing of the Fund's holdings.

See Notes to Financial Statements

PACIFIC GLOBAL ETFs

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2021

	Pacific Global Focused High Yield ETF	Pacific Global Senior Loan ETF
ASSETS
Investments in Securities, at Value*	$24,082,512	$30,896,752
Short Term Investments, at Value*	1,124,921	1,168,783
Cash	—	609,935
Receivables for:
Investments Sold	—	47,074
Dividends and Interest	390,561	118,436
Total Assets	25,597,994	32,840,980
LIABILITIES
Payables for:
Investment Advisory Fees	8,191	17,790
Investments Purchased	—	1,035,000
Total Liabilities	8,191	1,052,790
Commitments and Contingencies (See Note 2)
NET ASSETS	$25,589,803	$31,788,190
NET ASSETS CONSIST OF:
Paid-in Capital	$24,967,060	$32,401,879
Total Distributable Earnings (See Note 5)	622,743	(613,689)
NET ASSETS	$25,589,803	$31,788,190
Shares Outstanding (No Par Value, Unlimited Shares Authorized)	1,000,000	650,000
Net Asset Value, Price Per Share	25.59	48.90
*Identified Cost:
Investments in Securities	$23,410,773	$30,815,011
Short Term Investments	1,124,921	1,168,783

See Notes to Financial Statements

PACIFIC GLOBAL ETFs

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021

	Pacific Global Focused High Yield ETF	Pacific Global Senior Loan ETF
INVESTMENT INCOME
Interest	$1,173,402	$1,097,421
Dividends	—	359
Foreign Taxes Withheld	—	(285)
Total Investment Income	1,173,402	1,097,495
EXPENSES
Investment Advisory Fees	105,382	201,085
Total Expenses	105,382	201,085
NET INVESTMENT INCOME (LOSS)	1,068,020	896,410
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) On:
Investments in Securities	257,647	(23,314)
Net Change in Unrealized Appreciation (Depreciation) On:
Investments in Securities	2,393,655	1,513,865
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,651,302	1,490,551
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,719,322	$2,386,961

See Notes to Financial Statements

PACIFIC GLOBAL ETFs

STATEMENTS OF CHANGES IN NET ASSETS

	Pacific Global Focused High Yield ETF		Pacific Global Senior Loan ETF
	Year Ended June 30, 2021	Period Ended June 30, 2020 (1)	Year Ended June 30, 2021	Year Ended June 30, 2020 (2)
OPERATIONS
Net Investment Income (Loss)	$1,068,020	$897,569	$896,410	$1,142,713
Net Realized Gain (Loss) on Investments	257,647	(350,801)	(23,314)	(66,878)
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,393,655	(1,721,916)	1,513,865	(1,259,441)
Net Increase (Decrease) in Net Assets Resulting From Operations	3,719,322	(1,175,148)	2,386,961	(183,606)
DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(1,114,770)	(806,661)	(953,333)	(1,145,455)
Total Distributions to Shareholders	(1,114,770)	(806,661)	(953,333)	(1,145,455)
CAPTIAL SHARE TRANSACTIONS
Proceeds from Shares Sold	—	27,517,740	2,443,495	—
Payments for Shares Redeemed	(2,550,680)	—	—	—
Net Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (a)	(2,550,680)	27,517,740	2,443,495	—
Total Increase (Decrease) in Net Assets	53,872	25,535,931	3,877,123	(1,329,061)
NET ASSETS:
Beginning of Period	$25,535,931	$—	$27,911,067	$29,240,128
End of Period	$25,589,803	$25,535,931	$31,788,190	$27,911,067
(a) Summary of Capital Share Transactions is as Follows:
Shares Sold	—	1,100,000	50,000	—
Shares Redeemed	(100,000)	—	—	—
NET INCREASE (DECREASE)	(100,000)	1,100,000	50,000	—

(1)  Commencement of operations on October 23, 2019.

(2)  Shares of Perdecessor Fund converted into Fund Shares at the close of business on December 27, 2019.

See Notes to Financial Statements

PACIFIC GLOBAL ETFs

FINANCIAL HIGHLIGHTS

	Pacific Global Focused High Yield ETF
	Year Ended June 30, 2021	Period Ended June 30, 2020 (1)
Net Asset Value, Beginning of Period	$23.21	$25.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.99	0.83
Net Gain (Loss) on Investments (Realized and Unrealized)	2.43	(1.89)
Total from Investment Operations	3.42	(1.06)
Less Distributions:
From Net Investment Income	(1.04)	(0.73)
Total Distributions	(1.04)	(0.73)
Capital Share Transactions:
Total Capital Transactions	—	—
Net Asset Value, End of Period	$25.59	$23.21
Net Asset Value Total Return	14.90%	-4.23	% (3)
Ratio / Supplemental Data:
Net Assets, End of Period (000's)	$25,590	$25,536
Ratio of Expenses to Average Net Assets	0.39%	0.39	% (4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.95%	5.06	% (4)
Portfolio Turnover Rate (5)	25%	13	% (3)

(1)  Commencement of operations on October 23, 2019.

(2)  Calculated based on average shares outstanding during the period.

(3)  Not annualized.

(4)  Annualized.

(5)  In-kind transactions are not included in portfolio turnover calculations.

See Notes to Financial Statements

PACIFIC GLOBAL ETFs

FINANCIAL HIGHLIGHTS (Continued)

	Pacific Global Senior Loan ETF (formerly Pacific Asset Enhanced Floating Rate ETF)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017
Net Asset Value, Beginning of Period	$46.52	$48.73	$48.87	$49.35	$48.73
Income (Loss) from Investment Operations:
Net Investment Income (1)	1.47	1.90	2.10	1.78	1.73
Net Gain (Loss) on Investments (Realized and Unrealized)	2.47	(2.20)	(0.15)	(0.63)	0.58
Total from Investment Operations	3.94	(0.30)	1.95	1.15	2.31
Less Distributions:
From Net Investment Income	(1.56)	(1.91)	(2.09)	(1.63)	(1.69)
Total Distributions	(1.56)	(1.91)	(2.09)	(1.63)	(1.69)
Capital Share Transactions:
Net Asset Value, End of Period	$48.90	$46.52	$48.73	$48.87	$49.35
Net Asset Value Total Return	8.63%	-0.70%	4.09%	2.36%	4.78%
Ratio / Supplemental Data:
Net Assets, End of Period (000's)	$31,788	$27,911	$29,240	$29,323	$27,143
Ratio of Expenses to Average Net Assets	0.68%	1.06%	1.63%	1.62%	1.39%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped (2)	0.68%	0.86%	1.10%	1.10%	1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.04%	3.98%	4.31%	3.61%	3.49%
Portfolio Turnover Rate (3)	35%	48%	70%	73%	52%

(1)  Calculated based on average shares outstanding during the period.

(2)  As of December 30, 2019, the expense ratio for the Fund changed from 1.10% (as a result of an expense cap in place for for the Predecessor Fund) to 0.68%

(3)  In-kind transactions are not included in portfolio turnover calculations.

See Notes to Financial Statements

PACIFIC GLOBAL ETFs

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION

Pacific Global ETF Trust (the "Trust"), organized as a Delaware statutory trust on June 26, 2018, consists of 2 investment series: Pacific Global Focused High Yield ETF ("FJNK") and Pacific Global Senior Loan ETF ("FLRT") (each, a "Fund" and, collectively, the "Funds"). The Trust is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and the continuous offering of the Funds' shares is registered under the Securities Act of 1933, as amended (the "Securities Act").

FJNK is a diversified fund of the Trust. FJNK pays the Adviser a unitary fee at an annual rate of 0.39% of average daily net assets, out of which the Adviser will pay substantially all operating expenses of FJNK excluding interest expenses, taxes, acquired fund fees and expenses, brokerage fees, extraordinary expenses, fees payable pursuant to a Rule 12b-1 plan, if any, and costs of shareholder meetings, litigation, and indemnification. The investment objective of FJNK is to seek income and long-term growth of capital.

FLRT, a diversified fund of the Trust, is the successor in interest to AdvisorShares Pacific Asset Enhanced Floating Rate ETF (the "Predecessor Fund") and has the same investment objective as the Predecessor Fund. The Predecessor Fund was a series of AdvisorShares Trust, and was advised by AdvisorShares Investments, LLC (the "Previous Adviser"). Pacific Global Advisors LLC (the "Adviser") replaced the Previous Adviser as investment adviser of FLRT. At a special meeting on December 26, 2019, the shareholders of the Predecessor Fund approved the tax-free reorganization of the Predecessor Fund into the Pacific Global ETF Trust. Effective as of the close of business on December 27, 2019, the assets and liabilities of the Predecessor Fund were transferred to the Trust in exchange for shares of the Pacific Global Senior Loan ETF. For financial reporting purposes, assets received and shares issued by FLRT were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of FLRT's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. FLRT pays the Adviser a unitary fee at an annual rate of 0.68% of average daily net assets, out of which the Adviser will pay substantially all operating expenses of FLRT excluding interest expenses, taxes, acquired fund fees and expenses, brokerage fees, extraordinary expenses, fees payable pursuant to a Rule 12b-1 plan, if any, and costs of shareholder meetings, litigation, and indemnification. The fiscal year end of the Predecessor Fund was June 30. Operations prior to the close of business on December 27, 2019 were for the Predecessor Fund. The investment objective of FLRT is to provide a high level of current income. The inception date of the Predecessor Fund was February 18, 2015. The Pacific Global Senior Loan ETF has been managed as single integrated portfolio since the acquisition was completed.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies. Accordingly, the Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A. SECURITIES VALUATION

All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and Nasdaq Capital Market Exchange® (collectively "Nasdaq"), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price ("NOCP"). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs. These inputs may include executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. These classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described before are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Short-term securities, including repurchase agreements, that have maturities of less than 60 days at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Securities for which quotations are not readily available are valued by the investment adviser or the applicable sub-adviser at their respective fair values in accordance with pricing procedures adopted by the Trust's Board of Trustees (the "Board"). When a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Funds may cause the net asset value ("NAV") of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

PACIFIC GLOBAL ETFs

NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs may be used to determine the value of the Funds' investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

•  Level 1 - Quoted prices in active markets for identical securities.

•  Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 - Significant unobservable inputs (including the Funds' own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the Funds' investments as of June 30, 2021, based on the inputs used to value them:

Pacific Global Focused High Yield ETF

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$20,764,048	$—	$20,764,048
Foreign Bonds	—	3,318,464	—	3,318,464
Short Term Investments	1,124,921	—	—	1,124,921
Total	$1,124,921	$24,082,512	$—	$25,207,433

Pacific Global Senior Loan ETF

Assets	Level 1	Level 2	Level 3	Total
Bank Loans	$—	$26,349,341	$—	$26,349,341
Corporate Bonds	—	4,521,598	—	4,521,598
Closed-End Funds	25,813	—	—	25,813
Short Term Investments	1,168,783	—	—	1,168,783
Total	$1,194,596	$30,870,939	$—	$32,065,535

B. FOREIGN CURRENCY

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C. FEDERAL INCOME TAXES

The Funds' policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Funds' uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statements of Operations. During the period ended June 30, 2021, the Funds did not incur any interest or penalties.

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable tax rules and regulations.

E. DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income are declared and paid by FJNK and FLRT on a monthly basis. Distributions to shareholders from capital gains will be declared and paid at least annually. Distributions are recorded on the ex-dividend date.

PACIFIC GLOBAL ETFs

NOTES TO FINANCIAL STATEMENTS (Continued)

F. USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G. SHARE VALUATION

The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares for the Fund, rounded to the nearest cent. The Funds' shares will not be priced on the days on which the New York Stock Exchange, Inc. ("NYSE") is closed for trading. The offering and redemption price per share of a Fund in Creation Unit transactions is equal to the Fund's NAV per share.

H. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expects the risk of loss to be remote.

I. SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Except for what is listed below, there were no other events or transactions that occurred during the period subsequent to June 30, 2021 that materially impacted the amounts or disclosures in the Funds' financial statements.

On July 7, 2021, Foreside Fund Services, LLC ("Foreside"), the Fund's distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital ("Genstar") such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Foreside will remain the Funds' distributor at the close of the transaction, subject to Board approval.

On June 25, 2021, the Board of Trustees of the Funds approved the liquidation of FJNK. Shareholder of the Fund received a final distribution payment, equal to the amount of the net asset value of their shares, on August 5, 2021.

On August 12, 2021, the Board of Trustees of the Funds approved the re-organization of FLRT into a new series of the Pacer Funds Trust. Subject to shareholder approval, the re-organization of the Fund is expected to close at the end of the third quarter 2021.

NOTE 3—COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Pacific Global Advisors LLC acts as the investment adviser to the Funds. Pursuant to the management agreement between the Trust and the Adviser with respect to the Funds (the "Management Agreement") and subject to the oversight of the Board, the Adviser provides services reasonably necessary for the operation of the Funds, including audit, portfolio accounting, legal, transfer agency, custody, printing costs and certain distribution-related services (pursuant to separate agreements), under what is essentially an all-in fee. The Funds may bear other expenses which are not covered under the Management Agreement that may vary and will affect the total level of expenses paid by the Funds such as taxes and government fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, certain custody expenses and extraordinary expenses (such as litigation and indemnification expenses). Pursuant to the Management Agreement, and subject to the Board's approval, the Adviser is authorized to delegate the day-to-day management of the Funds' investment program. The Adviser has appointed Pacific Asset Management LLC as sub-adviser (the "Sub-Adviser") to manage the FJNK and FLRT investment programs. The Adviser oversees and monitors the nature and quality of the services provided by the Sub-Advisers, including investment performance and execution of investment strategies. The Adviser performs compliance monitoring services to help the Funds maintain compliance with applicable laws and regulations and provides services related to, among others, the valuation of Funds securities, risk management and oversight of trade execution and brokerage services. For services provided to the Funds, the Funds pay the Adviser at an annual rate based on each Fund's average daily net assets. See the Statements of Operations for the advisory fees paid by each Fund. The advisory fee rates paid to the Adviser are as follows:

Fund	Annual Rate of Average Daily Net Assets
Pacific Global Focused High Yield ETF	0.39%
Pacific Global Senior Loan ETF	0.68%

The Predecessor Fund to FLRT was obligated to pay its investment adviser, AdvisorShares Investments, LLC, an annual rate of 0.95% based on the average daily net assets. Subsequent to business close on December 27, 2019, the annual rate in which FLRT was obligated to pay its investment adviser decreased to 0.68% of average daily net assets. The Previous Adviser contractually agreed to limit certain expenses of the Predecessor Fund's ordinary operating expenses so that its ratio of such expenses to average net assets would not exceed 1.10%. The Previous Adviser does not have the ability to recoup amounts previously waived for the Predecessor Fund.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services" or the "Administrator") acts as the Funds' Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting;

PACIFIC GLOBAL ETFs

NOTES TO FINANCIAL STATEMENTS (Continued)

prepares certain reports and materials to be supplied to the Board; and monitors the activities of the Funds' Custodian, transfer agent and accountants. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the "Custodian"), an affiliate of Fund Services, serves as the Funds' Custodian.

Foreside Fund Services, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

Each of the Trustees who are not "interested persons" as that term is defined in the 1940 Act ("Independent Trustees") will receive a fee of $10,000 per year, the amount set forth in the Statement of Additional Information for the Funds, from Pacific Global Advisors LLC, out of its unitary fee received from the Trust, as compensation for their service on the Board of the Trust. Additionally, no interested Trustee or officer of the Trust shall receive any compensation from the Trust. The Independent Trustees are paid on a quarterly basis. For the most recently completed fiscal year ended June 30, 2021, the Independent Trustees received $30,000 as a group.

NOTE 4—PURCHASES AND SALES OF SECURITIES

During the year ended June 30, 2021, purchases and sales of securities by the Funds, excluding short-term securities and in-kind transactions were as follows:

Fund	Purchases	Sales
Pacific Global Focused High Yield ETF	$6,458,235	$8,500,064
Pacific Global Senior Loan ETF	12,324,842	9,884,006

During the year ended June 30, 2021, there were no purchases or sales of U.S. Government securities.

During the year ended June 30, 2021, there were no in-kind security transaction associated with creations and redemptions.

NOTE 5—INCOME AND TAX INFORMATION

The components of tax basis cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2021, were as follows:

	Pacific Global Focused High Yield ETF	Pacific Global Senior Loan ETF
Tax costs of investments	$24,512,504	$31,983,794
Gross tax unrealized appreciation	940,017	238,933
Gross tax unrealized depreciation	(245,088)	(157,192)
Net unrealized appreciation (depreciation)	694,929	81,741
Undistributed ordinary income	16,354	22,252
Undistributed long-term gain (loss)	—	—
Total distributable earnings	16,354	22,252
Other accumulated gain (loss)	(88,540)	(717,682)
Total accumulated gain (loss)	$622,743	$(613,689)

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences are primarily related to adjustments for amortization from ASU 2017-08, non-Real Estate Investment Trust return of capital, and paydowns. For the year ended June 30, 2021, the following table shows the reclassifications made:

Fund	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Pacific Global Focused High Yield ETF	$(4,614)	$4,614	$—
Pacific Global Senior Loan ETF	(8,720)	8,720	—

During the period ended June 30, 2021, the following Fund realized the following net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gain (loss) to paid-in capital. For the year ended June 30, 2021, there were no reclassifications made.

As of June 30, 2021, the Funds deferred, on a tax-basis, no post-October or late year ordinary losses.

As of June 30, 2021, the following Funds have capital loss carryforwards available to offset future gains of:

Fund	Short-Term (No Expiration)	Long-Term (No Expiration)	Total
Pacific Global Focused High Yield ETF	$88,540	$—	$88,540
Pacific Global Senior Loan ETF	315,620	402,062	717,682

PACIFIC GLOBAL ETFs

NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions for the following Funds were as follows:

	Period ended June 30, 2021		Period ended June 30, 2020
Fund	Ordinary Income	Long Term Capital Gain	Ordinary Income	Long Term Capital Gain
Pacific Global Focused High Yield ETF	$1,114,770	$—	$806,661	$—
Pacific Global Senior Loan ETF(1)	953,333	—	1,145,455	—

NOTE 6—SHARE TRANSACTIONS

Shares of the Funds are purchased and sold on both a primary market and secondary market. With respect to the secondary market, shares of the Funds are listed on NYSE Arca, Inc. (the "Exchange") and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than or less than NAV. With respect to the primary market, the Funds issue and redeem shares on a continuous basis at NAV generally in blocks of 50,000 or 100,000 shares called "Creation Units." Creation Unit transactions are expected to be conducted in exchange for a specified amount of cash totaling the NAV of the Creation Unit(s). Once created, shares generally trade in the secondary market at market prices that change throughout the trading day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by certain financial institutions ("Authorized Participants"). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed an authorized participant agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Funds. Rather, retail investors may purchase shares in the secondary market with the assistance of a broker and such purchases are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fees for the Funds are as follows and are payable to the Custodian.

Pacific Global Focused High Yield ETF - $500

Pacific Global Senior Loan ETF - $250

The fixed transaction fee may be waived on certain orders if the Funds' Custodian has determined to waive some or all of the costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. Transaction fees received by the Funds, if any, are displayed in the Capital Share Transactions section of each Statement of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Funds have equal rights and privileges.

NOTE 7—BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2021, Pacific Life Insurance Company, the Adviser's indirect parent company, owned shares of each Fund as follows:

Fund	Shares Owned	Percent of Shares Outstanding
Pacific Global Focused High Yield ETF	994,200	99.42%
Pacific Global Senior Loan ETF	499,950	76.92%

NOTE 8—CREDIT FACILITY

The Funds had a line of credit in the amount of $10,000,000, which had a one-year term and was reviewed annually by the Board. This uncommitted, secured line of credit was intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The line of credit shall bear interest at a rate per annum equal to the Prime Rate, which interest shall be payable monthly. There are no commitment fees associated with this line of credit. The credit facility was with the Funds' custodian, U.S. Bank, N.A. As of April 26, 2021, the line of credit matured and was terminated. From July 1, 2020 through April 26, 2021, the Funds had not utilized the line of credit.

NOTE 9—PRINCIPAL RISKS

There is no assurance that the Funds will meet their investment objective. The value of your investment in the Funds, as well as the amount of return you receive on your investment in the Funds, may fluctuate significantly. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Funds. An investment in the Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The following list describes certain risks of investing in the Funds but is not exhaustive. Refer to each Fund's current Prospectus for more detail regarding each Fund's risks.

PACIFIC GLOBAL ETFs

NOTES TO FINANCIAL STATEMENTS (Continued)

Active Management Risk. The Funds are actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Funds to fail to meet their investment objective or to underperform their benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Funds. Active trading may also result in adverse tax consequences.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined in the Purchase and Sale of Fund Shares section of the Prospectus), Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Bank Loan Risk. The market for bank loans may lack liquidity and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.

Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. The extent of each Funds' exposure to credit risk with respect to those financial assets is approximated by their value recorded in its Statement of Assets and Liabilities. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

Currency Risk. If the Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund's investments in foreign currency-denominated securities may reduce the Fund's returns.

High Yield Securities Risk. The Fund's investments in high yield securities or "junk bonds" are subject to a greater risk of loss of income and principal than higher grade debt securities. Issuers of lower-quality debt securities may have substantially greater risk of default than higher quality debt securities. These securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher rated securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, the market or the economy in general. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments.

Issuer Risk. Fund performance depends on the performance of individual securities that the Funds hold. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Large Shareholder Risk. The risk that certain account holders, including an adviser or funds or accounts over which an adviser (or related parties of an adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund's shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an adviser (or related parties of an adviser), will adversely affect the Fund's performance if it is forced to sell portfolio securities or invest cash when the adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund's portfolio, increase a Fund's transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Funds may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to ''circuit breaker'' rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Funds will continue to be met or will remain unchanged.

Market Risk. Overall market risks may affect the value of the Funds. Factors such as country specific economic growth and market conditions, interest rate levels and political events affect the securities markets.

Market Trading Risk. The Funds face numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Funds. Any of these factors may lead to the Shares trading at a premium or discount to the Funds' net asset value ("NAV").

Natural Disaster and Pandemic Risk. Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Should a Fund hold significant investments in, or have significant exposure to, an issuer, region or economy affected by a natural disaster, the Fund may lose money. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

PACIFIC GLOBAL ETFs

NOTES TO FINANCIAL STATEMENTS (Continued)

An outbreak of infectious respiratory illness caused by the novel Coronavirus known as COVID-19 was declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19 could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time, which could result in losses to a Fund.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Funds invest more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Funds' share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Communications Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

Consumer Cyclical Sector Risk. Consumer cyclical companies rely heavily on the business cycle and economic conditions. Consumer cyclical companies may be adversely affected by domestic and international economic downturns, changes in exchange and interest rates, competition, consumers' disposable income and consumer preferences, social trends and marketing campaigns.

Consumer Discretionary Sector Risk. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.

Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Small Fund Risk. When the Fund's size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

NOTE 10—BANK LOANS

FLRT invests in senior secured corporate loans or bank loans, some of which may be partially or entirely unfunded and purchased on a when-issued or delayed delivery basis, that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. The majority of loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration under the Securities Act, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, actual maturity may be substantially less than the stated maturity. Bank loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

NOTE 11—LIBOR RISK

The United Kingdom's Financial Conduct Authority, which regulates London Interbank Offered Rates ("LIBOR"), announced plans to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end of 2021. There remains uncertainty regarding the transition to, and nature of, any selected replacement rates for LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value, liquidity or return on certain of the Fund's investments. The transition process away from LIBOR may also result in increased volatility or illiquidity in markets for the Fund's investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR. For investments that do not have appropriate fallback provisions addressing the cessation of LIBOR, the Fund could incur additional costs in connection with closing out positions that reference LIBOR and entering into new trades referencing an alternative rate.

NOTE 12—NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of

PACIFIC GLOBAL ETFs

NOTES TO FINANCIAL STATEMENTS (Continued)

contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

In October 2020, FASB issued ASU 2020-08, Receivables—Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management is currently evaluating the impact, if any, of applying this ASU.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Pacific Global ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Pacific Global ETF Trust (the "Trust") comprising the Pacific Global Focused High Yield ETF and Pacific Global Senior Loan ETF (each a "Portfolio," and collectively, the "Portfolios"), including the portfolio of investments, as of June 30, 2021; the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended for Pacific Global Senior Loan ETF (formerly known as AdvisorShares Pacific Asset Enhanced Floating Rate ETF); the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Pacific Global Focused High Yield ETF; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios listed above constituting the Trust as of June 30, 2021, and the results of their operations for the year then ended (or for the period listed in the table below), changes in their net assets and financial highlights for each of the two years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Portfolios of Pacific Global ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Pacific Global Focused High Yield ETF	For the year ended June 30, 2021	For the year ended June 30, 2021 and for the period October 23, 2019 (commencement of operations) through June 30, 2020	For the year ended June 30, 2021 and for the period October 23, 2019 (commencement of operations) through June 30, 2020

The financial highlights for each of the three years in the period ended June 30, 2019 for Pacific Global Senior Loan ETF (formerly known as AdvisorShares Pacific Asset Enhanced Floating Rate ETF), were audited by other auditors whose report, dated August 26, 2019, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Trust's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trusts' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and agent banks. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California
August 16, 2021

We have served as the auditor of the Trust since 2018.

E-1

PACIFIC GLOBAL ETFs

TRUSTEES AND OFFICERS

(Unaudited)

Additional information about each trustee of the Trust is set forth below. The address of each trustee is c/o Pacific Global ETF Trust, 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660. Each trustee serves for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organization documents.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Robert J. Blattenberg Born: 1950	Trustee	Indefinite term; since 2018	Consultant, Ringler Associates Inc. (April 2016-Present); Chief Executive Officer, Ringler Associates (February 1983-April 2016).	2	None
D. Robinson Cluck Born: 1956	Trustee	Indefinite term; since 2018	Chairman, Canterbury Consulting, Inc. (December 1988-Present).	2	None
John C. Siciliano Born: 1954	Trustee	Indefinite term; since 2018	Chairman, Avondale Strategies, LLC (May 2019-Present); Senior Advisor, Bonaccord Capital Partners (2019-Present); Senior Managing Director, PwC Advisory, LLC (September 2012-2019).	2	None
INTERESTED TRUSTEES
Kevin R. Byrne Born: 1955	Trustee and Chair	Indefinite term; since 2018	Chief Executive Officer, Pacific Global Asset Management LLC (November 2018-Present): Senior Vice President, Pacific Life Insurance Company (August 2012-November 2018).	2	None
Sharon A. Cheever Born: 1955	Trustee	Indefinite term; since 2018	Director, Senior Vice President and General Counsel, Pacific Life Insurance Company (Jan. 2008-Dec. 2020); Senior Vice President and General Counsel, Pacific Global Asset Management LLC (August 2012-Dec. 2020); Senior Vice President and General Counsel, Cadence Capital Management LLC (July 2016-August 2016); Senior Vice President and General Counsel, Pacific Life Fund Advisors LLC (January 2008-October 2015); Senior Vice President and General Counsel, Pacific Private Fund Advisors LLC (August 2013-March 2015).	2	None

PACIFIC GLOBAL ETFs

TRUSTEES AND OFFICERS (Continued)

(Unaudited)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Pacific Global ETF Trust, 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660. Each officer serves for a one year term or until their successors are elected and qualified.

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Joshua B. Schwab Born: 1981	Vice President, Treasurer and Principal Financial Officer	Since 2018

Assistant Vice President, Pacific Global Asset Management LLC (2015-Present); Assistant Vice President, Pacific Life Insurance Company, (2015-Present); Associate Vice President, Pacific Alternative Asset Management Company, LLC (2007-2015).

Jane M. Guon Born: 1964	Vice President and Secretary	Since 2018	Vice President and Secretary, Pacific Life Insurance Company (2011-Present); Vice President and Secretary, Pacific Global Asset Management LLC (2013-Present).
Carol E. Rumsey Born: 1960	Vice President and Chief Compliance Officer	Since 2018

Chief Compliance Officer, Pacific Private Fund Advisors LLC (2014-Present); Assistant Vice President, Pacific Global Asset Management LLC (2014-Present); Chief Compliance Officer, Pacific Asset Management (2013-Present); Assistant Vice President, Pacific Life Insurance Company (1991-Present).

Joseph G. Lallande Born: 1970	Chief Executive Officer and President	Since 2018	AVP & Counsel, Pacific Life Insurance Company (2010-Present).
Joanne Chyun Born: 1978	Assistant Treasurer	Since 2019	Director of Finance, Pacific Global Asset Management LLC (2018-Present); Interim Controller, One01 Capital (2017-2018); Associate VP, PAAMCO (2006-2017)
Kristie Sykes Born: 1988	Assistant Treasurer	Since 2019

Finance Manager, Pacific Global Asset Management LLC (2018-Present); Senior Analyst, Pricing & Valuation, Pacific Life Fund Advisors (2017-2018); Manager, Accounting and Operational Due Diligence, PAAMCO (2012-2017)

Information about Trustees and Officers

The Statement of Additional Information ("SAI") includes additional information about the Funds' Trustees and is available without charge, upon request, by calling (866) 933-2398. Furthermore, you can obtain the SAI by accessing the SEC's website at www.sec.gov or by accessing the Funds' website at www.pacificglobaletfs.com.

PACIFIC GLOBAL ETFs

STATEMENT REGARDING THE FUNDS' LIQUIDITY RISK PROGRAM

Pacific Global ETF Trust (the "Trust") has adopted a liquidity risk management program (the "Program") pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"). The Trust's Board of Trustees (the "Board") has designated Pacific Global Advisors LLC, the investment adviser (the "Adviser") to the Trust's series (each a "Fund"), as the liquidity program administrator ("LPA") of the Program. Personnel of the Adviser conduct the day-to-day operation of the Program pursuant to the Trust's policies and procedures.

Under the Program, the LPA manages the liquidity risk of each Fund of the Trust. Liquidity risk is the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders' interests in that Fund. This risk is managed by monitoring the degree of liquidity of each Fund's investments, limiting the amount of the Fund's illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The LPA's process for determining the degree of liquidity of each Fund's investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the LPA regarding the operation and effectiveness of the Program for the period April 1, 2020, through March 31, 2021 ("Program Reporting Period"). The report included, among other information, the LPA's evaluation of each Fund's (i) investment strategy and the liquidity of its portfolio investments including the Fund's objective, portfolio composition, portfolio concentration and known or identifiable risks to liquidity; (ii) redemption activity and the source and composition of shareholders as predictors of cash flow trends; and (iii) holdings of cash and cash equivalents. The report also included information about the Program management and operations. This information and other factors were used as inputs to establish each Fund's reasonably anticipated trading size ("RATS").

There were no material changes to the Program during the Program Reporting Period. No significant liquidity events impacting any Fund were noted in the report. In addition, the LPA provided its assessment that the Program is adequately designed and had been effective in managing each Fund's liquidity risk and in implementing the requirements of the Liquidity Rule.

PACIFIC GLOBAL ETFs

EXPENSE EXAMPLES

For the Period Ended June 30, 2021 (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Funds shares, and (2) ongoing costs, reflected as a fixed unitary fee. This Example is intended to help you understand your ongoing costs (dollars) (excluding transaction costs) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2021 - June 30, 2021).

ACTUAL EXPENSES

The first line of each table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Funds shares. Therefore, the second line of each table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value June 30, 2021	Expenses Paid During the Period (1)
Pacific Global Focused High Yield ETF
Actual	$1,000.00	$1,028.20	$1.96
Hypothetical (5% Annual return before expenses)	$1,000.00	$1,022.86	$1.96
	Beginning Account Value	Ending Account Value June 30, 2021	Expenses Paid During the Period (2)
Pacific Global Senior Loan ETF
Actual	$1,000.00	$1,019.70	$3.41
Hypothetical (5% Annual return before expenses)	$1,000.00	$1,021.42	$3.41

(1)  The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.39%, multiplied by the average account value during the six-month period, multiplied by 181/365 (to reflect the one-half year period).

(2)  The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.68%, multiplied by the average account value during the six-month period, multiplied by 181/365 (to reflect the one-half year period).

PACIFIC GLOBAL ETFs

FEDERAL TAX INFORMATION
(Unaudited)

For the period ended June 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filling jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. There are no dividends declared from ordinary income.

For corporate shareholders, There are no ordinary income distributions qualifying of the corporate dividends received deduction for the period ended June 30, 2021.

There are no taxable ordinary income distributions that are designated as short-term capital gain distributions under Code Section 871(k)(2)(C).

Pursuant to Section 853 of the Internal Revenue code, the Funds designate the following amounts as foreign taxes paid for the period ended June 30, 2021.

There are no foreign taxes paid for purposes of Section 853.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under U.S. GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

PACIFIC GLOBAL ETFs

ADDITIONAL INFORMATION

(Unaudited)

Information About Portfolio Holdings

The Funds file the complete schedule of portfolio holdings for the first and third fiscal quarters with the SEC on Part F of Form N-PORT. When available, Part F of Form N-PORT may be found on the SEC's website at www.sec.gov. The Funds' portfolio holdings are posted on their website, at www.pacificglobaletfs.com, daily.

Information About Proxy Voting

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the applicable Statement of Additional Information ("SAI"). The SAI is available without charge, upon request, by calling toll-free at (866) 933-2398, by accessing the SEC's website at www.sec.gov, or by accessing the Funds' website at www.pacificglobaletfs.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ending June 30 is available no later than the following August 31st by calling toll-free at (866) 933-2398 or by accessing the SEC's website at www.sec.gov.

Frequency Distribution of Premiums and Discounts

The following Frequency Distribution of Premium and Discount chart is provided to show the frequency at which the closing price for the Funds was at a premium or discount to its daily NAV. The charts presented below represent past performance and cannot be used to predict future results. Further information regarding premiums and discounts is available, without charge, on the Funds' website at www.pacificglobaletfs.com

Pacific Global Focused High Yield ETF

Period Covered July 1, 2020 through June 30, 2021

Premium/Discount Range		Number of Trading Days	% of Total Trade Days
1.00	% or more	0	0.00%
0.75	% to 0.999%	0	0.00%
0.50	% to 0.749%	3	1.19%
0.25	% to 0.499%	75	29.76%
0.00	% to 0.249%	139	55.17%
-0.001	% to -0.249%	30	11.90%
-0.25	% to -0.499%	5	1.98%
-0.50	% to -0.749%	0	0.00%
-0.75	% to -0.999%	0	0.00%
-1.00	% or more	0	0.00%
		252	100.00%

Pacific Global Senior Loan ETF

Period Covered July 1, 2020 through June 30, 2021

Premium/Discount Range		Number of Trading Days	% of Total Trade Days
1.00	% or more	22	8.73%
0.75	% to 0.999%	21	8.33%
0.50	% to 0.749%	12	4.76%
0.25	% to 0.499%	53	21.03%
0.00	% to 0.249%	125	49.60%
-0.001	% to -0.249%	17	6.75%
-0.25	% to -0.499%	1	0.40%
-0.50	% to -0.749%	1	0.40%
-0.75	% to -0.999%	0	0.00%
-1.00	% or more	0	0.00%
		252	100.00%

Investment Adviser

Pacific Global Advisors LLC
840 Newport Center Drive, 7th Floor
Newport Beach, CA 92660

Sub-Adviser

Pacific Asset Management LLC
840 Newport Center Drive, 7th Floor
Newport Beach, CA 92660

Custodian

U.S. Bank, N.A.
1555 N. Rivercenter Drive
Milwaukee, WI 53212

Administrator/Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP
695 Town Center Drive, Suite 1000
Costa Mesa, CA 92626

Legal Counsel

Thompson Hine LLP
1919 M Street, N.W., Suite 700
Washington, D.C. 20036

Pacific Global Focused High Yield ETF

Symbol—FJNK

CUSIP—69434K205

Pacific Global Senior Loan ETF

Symbol—FLRT

CUSIP—69434K403

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Siciliano is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. Note, the registrant has completed only one fiscal year as of the date of this report.

	FYE 6/30/2021	FYE 6/30/2020
Audit Fees	$54,950	$73,600
Audit-Related Fees	N/A	N/A
Tax Fees	$13,802	$32,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2021	FYE 6/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2021	FYE 6/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Robert J. Blattenberg, D. Robinson Cluck, and John C. Siciliano.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Principal Finance Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pacific Global ETF Trust

By (Signature and Title)*	/s/ J.G. Lallande
J. G. Lallande, President/Principal Executive Officer

Date	August 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ J.G. Lallande
J.G. Lallande, President/Principal Executive Officer

Date	August 16, 2021

By (Signature and Title)*	/s/ Joshua B. Schwab
Joshua B. Schwab, Treasurer/Principal Financial Officer

Date	August 16, 2021

* Print the name and title of each signing officer under his or her signature.

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